SUPPLEMENT TO THE FIDELITY(registered trademark)
SELECT PORTFOLIOS(registered trademark)
APRIL 29, 2000
PROSPECTUS

EFFECTIVE JUNE 2000, the following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page 72.

Yolanda McGettigan is manager of Biotechnology and Health Care, which she has managed since February 2000 and June 2000, respectively. She also manages another Fidelity fund. Since joining Fidelity in 1997, Ms. McGettigan has worked as an analyst and portfolio manager.